                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2005

                        American Claims Evaluation, Inc.
             (Exact name of registrant as specified in its charter)

          New York                     0-14807                   11-2601199
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                 One Jericho Plaza, Jericho, New York      11753
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 938-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

                  On February 10, 2005, American Claims Evaluation, Inc.
                  ("American Claims") issued a press release announcing its
                  financial results for the quarter ended December 31, 2004. The press release is attached hereto as Exhibit 99.1. This
                  information shall not be deemed "filed" for purposes of
                  Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of
                  American Claims, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01         Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit 99.1      Press Release of American Claims Evaluation, Inc., dated
                  February 10, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN CLAIMS EVALUATION, INC.

Date: February 10, 2005                By: /s/ Gary Gelman
                                           ---------------
                                           Gary Gelman
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1           Press Release, dated February 10, 2005.